UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 5, 2010

WAVE SYSTEMS CORP.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-24752	13-3477246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street, Lee, Massachusetts 01238

(Address of Principal Executive Offices) (ZIP Code)

Registrant’s telephone number, including area code (413) 243-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On January 5, 2010, Wave Systems Corp. announced that it has received a series of significant license and maintenance orders for its EMBASSY® Remote Administration Server (ERAS) software for a U.S.-based automotive company for managing its worldwide employees’ laptop computers equipped with hardware-based, self-encrypting drives for the protection of sensitive customer, financial, competitive and other confidential data.  This announcement was made via a press release entitled “Wave Receives $5.7 Million in Software License and Maintenance Orders for a Global Automaker”.  A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release dated January 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WAVE SYSTEMS CORP.

	By:	/s/ Gerard T. Feeney
Gerard T. Feeney
Chief Financial Officer

Dated: January 5, 2010

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 5, 2010.